Investor Presentation April 1-3, 2013

2 Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, our ability to effectively restructure portions of our operations and achieve cost savings from such restructurings and other risks and uncertainties described under "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended April 29, 2012. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

3 Non-GAAP Measure Reconciliations

Table of Contents I. Smithfield Strategic Positioning II. Portfolio and Scale in Pork Industry III. Recent Business Developments IV. Current Market Fundamentals V. Strategic Growth Plan

I. Smithfield Strategic Positioning

6 Largest and Leading Platform in Pork Industry  More than 2x size of next largest competitor 1  Bigger than next 3 largest competitors combined 1  Numerous facilities with approximately 851,000 sows  Specialized breeding stock produces leanest hogs commercially available  U.S. leader by wide margin  Significantly larger than Tyson, JBS and Hormel  Eight plants with aggregate slaughter capacity of 110,000 hogs per day  #1 Supplier to export #1 World Hog Producer #1 World Pork Processor #1 U.S. Packaged Pork Company  U.S. leader by wide margin  #1 Supplier to retail  #1 Supplier to foodservice  #2 Supplier to deli  Brands ranked #1 in numerous product categories  Leading international presence  #1 position in several European countries Source: U.S. Pork Powerhouses 2012 1 Based on percent of U.S. sows

7 Portfolio Perspective on Smithfield Foods  Produced 15.8 million hogs  Assured supply of consistent, high quality and traceable raw material to Pork segment  Smithfield is roughly 50% vertically integrated  Unique selling proposition for products and brands  3.8 billion pounds sold  Processed 27.7 million hogs  Key element of customer relationship  Balances cyclical component from Hog Production  Significant growth in export business (vast majority of exports are fresh meat)  2.7 billion pounds sold  Growing at 2-3% / year  Growth driven by 12 core brands  Leading market positioning in numerous product categories  Significant opportunity to drive distribution and share gains Hog Production (20% of Sales) Fresh (33% of Sales) Packaged (38% of Sales) International (9% of Sales) Pork Group (71% of Sales)  Meat Processing and Hog Production operations in Poland and Romania  37% interest in Campofrío Food Group  Leading Packaged Meats market shares in France, Spain, The Netherlands, Belgium and Portugal, as well as Poland and Romania  Becoming more significant contributor to overall profitability Note: All figures from FY 12

8 Management Focus  De-levered balance sheet and improved ratings  Reduced commodity exposure  Restructured and streamlined Pork segment; nearly tripled profitability since FY 07  Volume, share and distribution gains in Packaged Meats  Executed on value-enhancing portfolio opportunities  Two best years in company history in FY 11 and FY 12; continued solid performance in FY 13  Returned significant cash to shareholders  Share price up more than 90% since September 2009

9 Strategic Priorities Continued higher investment in direct to consumer marketing programs to build brand equity and grow sales Establish a culture of innovation to build strong product pipeline to drive Packaged Meats volume and margin Emphasize Hog Production assets as strategic point of difference Increased capital investment to improve competitive cost structure and achieve least cost/best in class operations Pursue diversified M&A strategy in Packaged Meats and value-added products 1 2 3 4 5

II. Portfolio and Scale in Pork Industry

11 44% 37% 22% 21% 17% 16% 15% 15% 9% 9 % Sp e cialt y H am C u ts Sm o ke d H am s Ba co n M ari n at ed P o rk B B Q M ea ts Di n n er Sa u sag e P o rt ab le Lu n ch es Dr y S au sa ge M e at b al ls Se rv ic e D e li Source: Information Resources, Inc. (IRI) 13 weeks ending 02/24/13 and Nielsen Perishables Group 13 weeks ending 01/26/13 Portfolio Scale in the Pork Industry #1 Pork Processor #1 U.S. Packaged Pork Company Scale positions Smithfield to compete as #1 provider of packaged pork Sources: National Pork Board Spring 2011 Smithfield is largest pork processor by wide margin 44% 37% 22% 21% 17% 16% 15% 15% 9% 9% Specialty Ham Cuts Smoked Hams Bacon Marinated Pork BBQ Meats Dinner Sausage Portable Lunches Dry Sausage Meatballs Service Deli Smithfield Market Share #1 #1 #1 #2 #3 #2 #2 #2 #1 #2 Smithfield 26% Tyson 17% Swift 11% Excel 9% Hormel 9% Triumph 5% Seaboard 4% Other 19% #1 #1 #1 #1 #2 #3 #2 #2 #2 #1 #2

12

Overview of Hog Production Segment

Highlights

- Sales: $3.1 billion
- Volume: 15.8 million hogs
- Assured supply of consistent, high quality and traceable raw material to Pork segment
- Specialized breeding stock produces leanest hogs commercially available
- Unique selling proposition for products and brands
  - All Natural
  - Group housing
  - Ractopamine-free

Market Share of Top 6 U.S. Hog Producers [1]


15 %
6 %
4 %
3 %
3 %
3 %
Long tail of small producers makes it more difficult for competition to control supply chain and meet customer specifications
Smithfield
Triumph
Seaboard
Maschoffs
Prestage
Iowa Select

Source: U.S. Pork Powerhouses 2012

Note: Sales and volume data as of FY 12

[1] Based on percent of U.S. sows; remainder of market share held by small to mid-sized producers

Smithfield.

13 Overview of Hog Production Segment Vertical Integration and Control of Supply is Critical for Customers Announcements Regarding Group Housing Key Trends  Growing consumer focus on animal care and feed additives  Quality assurance and traceability have become key purchasing decisions  Customers demand high standards from suppliers  Farms are key differentiator for Smithfield  Export customers (esp. in Asia) very focused on sourcing from vertically integrated U.S. supplier  Vertical integration allows us to drive changes to the supply-chain to meet customer demand  Customers purchasing group housed and ractopomine-free products at a premium 2012 2013 MAY FEBURARY MARCH APRIL JUNE JULY AUGUST NOVEMBER SEPTEMBER OCTOBER DECEMBER JANUARY

14 Overview of Hog Production Segment Internal Sourcing is Not a Policy but Critical to Ensure Supply in Key Regions 95% 94% 73% 73% 57% 18% 13% 10 % Plant 1 Plant 2 Plant 3 Plant 4 Plant 5 Plant 6 Plant 7 Plant 8 % o f in te rn al ly s o u rced h ogs 1 East Coast Plants Midwest Plants Smithfield owns significant hog production capacity on the East Coast 1 Represents company owned hogs plus hogs sourced via long-term contract 2.8mm 7.9mm 2.5mm 2.3mm 2.5mm 2.9mm 2.8mm 4.7mm Annual Processed Volume (Heads)

15 $0.13 $45.58 $12.61 $25.99 $38.05 ($4.31) ($2.77) $3.13 $31.66 ($10.50) $0.84 ($0.84) $34.19 $27.58 ($8.26) $8.19 $31.76 $8.50 $7.20 $7.06 ($12.19) $2.04 $9.30 ($1.94) ($28.49) ($3.64) $11.41 $4.80 ($11.06) $7.13 $28.90 $27.96 $15.07 ($5.08) ($23.05) ($14.63) $11.31 $3.15 1 9 7 5 1 9 7 6 1 9 7 7 1 9 7 8 1 9 7 9 1 9 8 0 1 9 8 1 1 9 8 2 1 9 8 3 1 9 8 4 1 9 8 5 1 9 8 6 1 9 8 7 1 9 8 8 1 9 8 9 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Industry P&L Per Head 1975 - 2012 Average $6.88 Overview of Hog Production Segment Cyclical but Profitable Across Cycle Estimated Hog Production Returns Source: Estimated returns farrow to finish hog production in Iowa; Iowa State University Note: Calendarized to Smithfield’s fiscal year end

16 Overview of Hog Production Segment Exogenous Factors in Last 5 Years Have Put Pressure on Margins 1.6 4.5 $2.26 $6.94 2005 2012 Ethanol Corn Usage (bln bu) Corn ($/bu) +207% +40% Corn ($/bu) Live hog price ($/cwt) 2005 to 2012 % Change Ethanol is the Main Culprit Corn Price Inflation Has Far Outpaced Hog Prices

17

Overview of Hog Production Segment

Improving Corn and Hog Price Fundamentals Will Drive Better Results Going Forward

Corn Fundamentals

- Global corn supply is growing
- Corn demand has stabilized
  - Ethanol demand has reached plateau
  - Livestock demand is lower
    - Alternate feed usage including sorghum, wheat, etc.
- Weather is wildcard
- New normalized corn price should be \$4.50 – \$5.50 / bu
- New normalized Hog Production breakeven should be \$58 – \$62 / cwt

Hog Fundamentals

- Chinese demand for pork is growing
  - China currently importing 1% of consumption
    - Should increase to 2% – 4% of production long term
    - 0.5% change in imports=\$10 / head to U.S. hog market
- New normalized live hog price should be \$62 – \$65 / cwt

Company will continue to employ risk management strategies

Global Corn Supply is Growing



56%
46%
39%
18%
2%
29%
Brazil
China
Argentina
U.S.
EU-27
World
World Corn Production 2005 to 2012 % Change

Smithfield

18 Overview of Hog Production Segment Perspective on Vertical Integration  Provides access to quality supply of pork  Specialized breeding stock produces leanest hogs commercially available  Assures supply of consistent, high quality and traceable raw material to Pork segment  Unique selling proposition for products and brands  Provides ability to drive decision-making vertically through U.S. supply chain  Transition to group housing was critical for Smithfield  Ability to optimize certain decisions consistently across portfolio  Control over traceability and farming practices  Ownership of farms creates significant efficiencies and synergies and provides a competitive advantage to Smithfield  Allows Smithfield to properly align processing capacity with production needs  Assures regional supply and provides advantages with customers  Balances volatility with results of Pork business  Hog Production results are countercyclical to results in Fresh Pork  Smithfield is focused on balancing mix between production and processing  Results are cyclical but Hog Production has been profitable across cycle

19

Overview of Hog Production Segment

Perspective on Potential Separation

Fresh Pork and Packaged Meats Operating Profit ($mm)


67
46
76
113
125
130
80
117
101
35
75
96
117
79
108
12
131
(12)
100
95
126
54
FY 11 Q1
FY 11 Q2
FY 11 Q3
FY 11 Q4
FY 12 Q1
FY 12 Q2
FY 12 Q3
FY 12 Q4
FY 13 Q1
FY 13 Q2
FY 13 Q3
Fresh Pork
Packaged Meats

- Profit cycle in Hog Production partially offsets cycle in Fresh Pork
- Separation of Hog Production only would leave behind cyclical Fresh Pork with Packaged Meats
- Financial profile does not replicate stability of typical CPG companies
- In addition, a separation of the farms would
  - (i) create supply issues and dependencies in key regions
  - (ii) reduce vertical control over value chain to drive quality
  - (iii) run counter to demands of many large customers

Fresh Pork and Hog Production Operating Profit ($mm)


64
46
78
113
130
(2)
85
117
70
35
64
96
79
(7)
39
12
23
(12)
95
(33)
54
(65)
FY 11 Q1
FY 11 Q2
FY 11 Q3
FY 11 Q4
FY 12 Q1
FY 12 Q2
FY 12 Q3
FY 12 Q4
FY 13 Q1
FY 13 Q2
FY 13 Q3
Fresh Pork
Hog Production

- Hog Production and Fresh Pork profitability are somewhat countercyclical to each other
- Separation of production plus fresh would cause significant costs from
  - (i) balance sheet breakage
  - (ii) plant separation and business interruption
- Meaningful one-off and ongoing dis-synergies
- Giving up Fresh Pork would hurt retailer relationship across categories and negatively impact export business
- Creation of a new competitor would impact industry economics

Smithfield

20 Overview of Hog Production Segment Perspective on Potential Separation Smithfield continuously evaluates the appropriate balance and alignment between production and processing assets  Major customers have reached out and suggested that Smithfield should not let go of its farms  Meaningful ongoing dis-synergies  Magnitude varies significantly depending on scope of separation  Separation costs are not insignificant  One-time capital investments  Plant separation and business interruption costs  Capital structure breakage costs  Businesses will still have same volatility independently, on both sides  Hog Production and Fresh Pork results are somewhat countercyclical to each other  Creation of a competitor of scale in Hog Production will inevitably create more competition in Fresh Pork and Packaged Meats  Independent supplier with control over farms will only shift economics between entities and likely impact overall industry economics  Even long-term supply agreements will eventually expire  Loss of control over value chain and quality of supply  Concerns over access to supply in certain key regions, particularly southeast Near-Term Challenges Long-Term Considerations

21 Overview of Pork Segment 71% of Sales Fresh Pork (33% of Sales) Packaged Meats (38% of Sales) Key Figures  $5.1bn sales  3.8bn pounds  $222mm operating profit  $8 / head  $3 – $7 / head normalized range  $6.0bn sales  2.7bn pounds growing at 2% – 3% / year  $402mm operating profit  $0.15 / pound  $0.12 – $0.17 / pound normalized range Growth Drivers  Improving product mix toward differentiated, branded and value-added products  Integrated platform  Exports  Lower per capita protein supplies  Higher prices for competing proteins  Increased consumer marketing  Product innovation  Capital investment  Broad-based gains in market share and distribution  Branded and value-added acquisitions Note: All figures from FY 12

22 Overview of Pork Segment Fresh Pork Has Significant Growth Opportunity in Exports Low Cost Producer #1 U.S. Pork Exporter $0.63 $0.71 $0.73 $0.76 $0.84 $0.90 $0.94 $0.94 $1.20 $1.26 $0.58 M e xic o Chil e Bra zi l EU Vi e tn am R u ss ia Kor e a Chi n a A u str al ia Ja p an Live Hog Price ($ per pound) U.S. Live Hog Price ($ per pound) Note: Live hog cost estimate week ending 03/09/13; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain 30% 57% 42% 38% 32% 30% 20% 18 % Gl o b al P h ill ip in es R u ssi a C h in a/ H K Ja p an M ex ic o K o re a Ca n ad a Smithfield share of U.S. export volume (TTM FY 13 Q3)

23 74% 75% 26% 25% Smithfield Industry Branded Private Label Overview of Pork Segment Brand Portfolio and Pricing Strategy in Packaged Meats Balance of Branded vs. Private Label Pricing Segmentation Among Core Brand Portfolio $287 million $432 million $498 million $1.0 billion $148 million $154 million $400 million $328 million $1.3 billion $86 million Family Value Mainstream Premium Source: Information Resources, Inc. (IRI) 52 weeks ending 01/27/13, Nielsen Perishables Group 52 weeks ending 12/29/12 and internal shipment data Note: Computed as TTM February FY 13 branded sales plus retail and operator markup of 35% across all trade channels

24 #1 France UK #1 Spain #1 P o rt u ga l #1 Italy #1 Romania #1 Poland Germany #1 Belgium #1 Netherlands Overview of the International Segment TTM FY 13 Q3 International Segment Sales $1.4 billion Operating Profit $119.7 million Locations Europe & Mexico Note: TTM FY 13 Q3 sales (before inter-segment eliminations) and operating profit 1 Campofrío, Norson, and Granjas Carroll de México sales represent Smithfield’s share of equity investment and are not consolidated Wholly owned operations 37% Ownership of Campofrío Food Group, a publicly traded company Poland 44 % Western Europe 35 % Romania 10 % Mexico 8 % U.K 3 % International Segment Sales 1 Animex & AgriPlus Campofrio Food Group (37% stock) Smithfield Prod & Smithfield Ferme Norson & Granjas Carroll de Mexico (50% JV) Smithfield Foods, Ltd.

III. Recent Business Developments

26 Key Recent Accomplishments De-levered the balance sheet and improved ratings Reduced commodity exposure Restructured and streamlined Pork segment; nearly tripled profitability since FY 07 Volume, share and distribution gains in Packaged Meats business Executed on value-enhancing portfolio opportunities Two best years in company history in FY 11 and FY 12; continued solid performance in FY 13 Returned significant cash to shareholders Share price up more than 90% since September 2009 1 2 3 4 5 6 7 8

27 Meaningfully De-Levered the Balance Sheet Net Debt ($bn) Net Debt to TTM Adjusted EBITDA Liquidity ($bn) Net Debt to Capitalization Note: Net debt is equal to notes payable & long-term debt & capital lease obligations, including current portion, less cash & cash equivalents; Liquidity representative of cash and cash equivalents plus total credit available under revolving credit facilities; Net debt to total capitalization is computed using net debt divided by the sum of net debt & shareholders’ equity. Refer to non-GAAP reconciliations on slide 3 for adjusted TTM EBITDA. 1 $ 0.6 $ 1.2 $ 0.5 - 1.0 FY 09 Q1 FY 13 Q3 Target 56% 41% < 40% FY 09 Q1 FY 13 Q3 Target 7.3 x 2.7 x < 3.0 x FY 09 Q1 FY 13 Q3 Target $ 4.0 $ 2.2 < $ 2.0 FY 09 Q1 FY 13 Q3 Target

28 Fitch Upgraded to B+ Moody’s Upgraded to B1 Stable Standard & poor’s Upgraded to B+ Moody’s Upgraded to Ba3 Standard & poor’s Upgraded to BB- Fitch Upgraded to BB- Standard & poor’s Upgraded to BB Fitch Upgraded to BB Jan-2011 Feb-2011 Mar-2011 Aug-2011 Oct-2011 Jan-2012 Mar-2012 Jul-2012 Upwards Ratings Trajectory Greatly Enhanced Credit Profile Since 2009 Reduced Cost Profile (Interest Expense in $mm) Source: Company filings Smithfield has eliminated $100mm in annual finance and interest expense 1 $266 $245 $177 $168 FY10 FY11 FY12 TTM FY13 Q3

29 Dramatically Reduced Exposure to Commodity Input Costs  Lowered domestic corn market exposure by more than 40% since FY 08  FY 08 – Beef Group divestiture  FY 09 – U.S. sow herd reduction  FY 11 – Sale of turkey interests and non-core hog farms  Risk management strategy to lock in margins and raising costs  Smithfield has significantly mitigated risk through hedging programs  Hog Production Cost Savings Initiative  $90 million or $0.02 per pound annual benefit to raising costs Reduce Commodity Exposure Corn Usage (millions of bushels) 2 214 185 160 150 128 FY 08 FY 09 FY 10 FY 11 FY 12

30 Restructured and Streamlined the Pork Group Impact of Restructuring on Profitability 3 $ 0 .0 5 $ 0 .0 6 $ 0 .1 2 $ 0 .1 7 $ 0 .1 7 $ 0 .1 9 $ 0 .1 7 $ 0 .1 4 $ 0 .1 1 $ 0 .1 2 $ 0 .1 6 $ 0 .1 2 $ 0 .1 7 $ 0 .1 1 $ 0 .1 5 $ 0 .1 6 $ 0 .2 1 $ 0 .1 5 $ 0 .1 5 2.7% 3.0% 6.9% 9.9% 8.8% 10.5% 10.4% 7.6% 5.3% 5.4% 7.8% 5.4% 7.5% 5.1% 6.9% 7.3% 9.8% 6.7% 7.2% FY09 Q1 FY09 Q2 FY09 Q3 FY09 Q4 FY10 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY11 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY12 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY13 Q1 FY13 Q2 FY13 Q3 Operating Profit ($ per pound) Operating Profit (% of Sales) Restructuring Before After Independent Operating Companies (IOCs) 7 3 Fresh Pork plants 9 8 Packaged Meats plants 36 30 Capacity utilization <80% >90% Fresh Pork sales organizations 3 2 Export sales organizations 3 1 Retail Packaged Meats sales organizations 10 3 Computer systems >20 1 Brands 50+ 12 Pre- Restructuring Post-Restructuring Packaged Meats Note: Results represent management’s estimated allocation of total Pork Segment results

31 Drove Significant Volume Growth in Packaged Meats Source: Internal shipment data for retail Packaged Meats 12% 11% 10% 9% 6% 5% 4% 2% 2% FY 13 Q3 YOY % pound change 4

32 18.0% 19.8% 12.9% 13.2% 9.0% 14.1% 11.0% 11.3% 2009 2012 2009 2012 2009 2012 2009 2012 Drove Share and Distribution Gains Across the Portfolio 2009 Versus 2012 Since Restructuring Source: Information Resources Inc. (IRI) 52 weeks ended calendar 2009 and 2012 4 #1 Share #2 Share #2 Share #2 Share 85.4 86.2 54.9 66.0 45.7 75.5 46.5 50.1 2009 2012 2009 2012 2009 2012 2009 2012 Mar ke t Sha re D is tri b u ti o n (A CV ) Portable Lunches Dinner Sausage Dry Sausage Bacon

33

5 Executed on Value-Enhancing Opportunities

Beef Group Divestiture	Pork Restructuring	Hog Restructuring	Butterball Divestiture	Dalhart, TX Divestiture	Texhoma, OK Divestiture
FY 09	FY 09	FY 10	FY 11	FY 11	FY 11
• Divested Smithfield Beef Group to JBS for $576 million in cash • Proceeds used to pay down debt and increase liquidity, decreasing interest expense and strengthening the balance sheet	• Consolidated and streamlined corporate structure and manufacturing operations • Resulted in savings of ~$55 million in 2010 and $125 million annually, with minimal incremental capex	• Improved cost structure and profitability of domestic Hog Production • Reconfigured and converted farms, and terminated certain high cost third-party hog grower contracts	• Sold Butterball interest to Maxwell Farms for $167 million • Proceeds from the sale were used to pay down debt	• Sold non-core Hog Production operations for approximately $42 million	• Sold additional non-core Hog Production operations to Prestage Farms • These farms did not supply any Smithfield pork processing plants

Smithfield.

34 Achieved Record Operating Results in FY 11 and FY 12 Adjusted Operating Profit ($mm) Adjusted EPS ($) Note: Based on fiscal year end of April Commodity Inflation January 2000 to May 2007 Since Equity Offering 6 $176 $346 $375 $29 $291 $596 $457 $427 $418 $(117) $152 $977 $803 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 $0.69 $1.54 $1.65 $(0.24) $1.10 $2.81 $1.98 $1.92 $1.16 $(1.43) $(0.36) $3.03 $2.59 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

35 Returned $576 Million of Cash to Shareholders Since FY 11 Note: Quarters correspond to Smithfield fiscal year. Quarterly share repurchase data for Hormel and Tyson representative of comparable financial quarters. Total cash returned to shareholders (dividends plus $ amount of shares repurchased) since FY 11 is $576mm for Smithfield, $439mm for Hormel, and $704mm for Tyson ¹ Percent of Market Cap uses average market capitalization over the past 7 quarters 7 $ 34 $ 76 $ 0 $ 79 $ 145 $ 67 $ 174 $ 46 $ 72 $ 11 $ 31 $ 9 $ 11 $ 0 $ 89 $ 97 $ 50 $ 78 $ 81 $ 55 $ 115 FY 12 Q1 FY 12 Q2 FY 12 Q3 FY 12 Q4 FY 13 Q1 FY 13 Q2 FY 13 Q3 Smithfield Hormel Tyson Jun-2012 $250mm Share Repurchase Program Jul-2012 $100mm increase in Share Repurchase Program Sep-2011 $100mm increase in Share Repurchase Program Jun-2011 $150mm Share Repurchase Program Share Repurchase in Last 7 Quarters $mm % of Mkt Cap 1 Smithfield $576 17.1% Hormel $180 2.3% Tyson $565 8.3%

36 Share Price Up More Than 90% Since Equity Offering Source: Bloomberg 8 (20)% 0% 20% 40% 60% 80% 100% 120% Sep-2009 Apr-2010 Nov-2010 Jun-2011 Jan-2012 Aug-2012 Mar-2013 In d e xe d P ri ce Daily from 15-Sep-2009 to 22-Mar-2013 Smithfield S&P 500 Index 91.5% 47.9% $26.22 $1,557 7-Mar-2013 Received Continental Grain Memo at Close of Business 7-Mar-2013 Reported 2012 Q3 Earnings beat ($0.58 vs. Consensus of $0.51) 14-Jun-2012 Reported Strong 2012 Earnings and Announced $250mm Share Repurchase Program 18-Jul-2012 Announced $1bn Senior Notes Offering 16-Jun-2011 Reported Record 2011 Q4 Earnings and Announced $150mm Share Repurchase Program 9-Dec-2010 Reported Record 2011 Q2 Earnings and Bright Outlook for 2011

IV. Current Market Fundamentals

38 Hog Production Update $50.00 $55.00 $60.00 $65.00 $70.00 $75.00 $5.50 $5.70 $5.90 $6.10 $6.30 $6.50 $6.70 $6.90 $7.10 $7.30 $7.50 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 $ / cw t $ / b u Nearby Corn Futures Prices ($/bu) Live Hog Prices ($/cwt) Source: ISM live hog prices for Feb-12 to Mar-13; Live hog futures for Mar-13 to Apr-14; corn futures curve on 03/27/13

39 Update on Export Markets Smithfield FY 13 YTD Export Markets by Volume Opportunity in Exports Note: Other category consist of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Caribbean, Chile, Columbia, Cost Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guama, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Taiwan • As largest hog producer in the world, Smithfield is uniquely positioned to deliver differentiated products to meet customer specifications • China and Russia require third party certification that pork exports are ractopamine-free – Clinton and Tar Heel, North Carolina plants are 100% ractopamine-free and supply more than 43,000 ractopamine-free hogs per day – Smithfield resumed shipments to China in mid-March – Export sales to Russia represent only about 1% of U.S. pork production • Weakening yen resulting in lower exports to Japan • Higher costs and more stringent regulations should yield lower EU pork production and EU exports in calendar 2013 – EU Commission forecasting EU pork production down 3% year over year to the lowest level since 2009 and EU pork exports down 15% from 2012 – U.S. and Smithfield in particular well positioned to fill this void Mexico 28% Japan 24% China / HK 21% Russia 7% Canada 5% Korea 4% Philippines 4% Other 7%

40 Outpacing Category in Packaged Meats Volume Growth 5% 25% 19% 14% 8% 5% 3% 2% All Brands 17% 70% 25% 19% 14% 2% All Brands 18% 26% 19% 11% 6% All Brands 10% 19% 3% All Brands Source: Information Resources, Inc. (IRI) 13 weeks ending 02/24/13 and Nielsen Perishables Group 13 weeks ending 01/26/13 Total Packaged Meats Bacon Dry Sausage Dinner Sausage

41

Continued Distribution and Share Gains


Market Share
Share
Share Change
11.0%
0.3%
Total Packaged Meats
21.5%
2.7%
Bacon
16.1%
1.1%
Dinner sausage
14.6%
1.4%
Dry sausage


Distribution (ACV)
Smithfield Lead Brand (ACV Point Change)
+17.1
Portable Lunches
+16.0
Deli Meats
+13.3
Packaged Lunch Meat
+5.6
Dry Sausage
+3.6
Dinner Sausage
+2.6
Bacon


ACTIVE PACKS
Pepperoni
Smithfield

Note: ACV=All Commodity Volume=total U.S. retail dollar sales across all departments; Source: Information Resources, Inc. (IRI) 13 weeks ending 02/24/13 and Nielsen Perishables Group 13 weeks ending 01/26/13

Smithfield.

42 $25 $24 $0 $16 $43 $44 $17 $41 $47 1 $35 $45 2 $44 $24 $13 $19 FY 10 FY 11 FY 12 FY 13 Q1 Q2 Q3 Q4 International Segment Remains Strong FY 10 Q3 FY 12 Q3 Operating profit 35.6 6.2 Campofrío charges 11.7 38.7 Adjusted operating profit 47.3 44.9 International Segment Operating Profit ¹ Adjusted for Campofrío debt restructuring and charges associated with its discontinued Russian operation. Refer to non-GAAP reconciliation above. 2 Adjusted for charges associated with Campofrío consolidation plan. Refer to non-GAAP reconciliation above.  Positive hog production fundamentals in Europe fueling solid profitability from international hog operations  Modest, positive contributions from international meat processing business  Approval to export pork from Romania to EU during FY 12 Q4 should continue to positively impact profitability  Campofrío Food Group multi-year comprehensive plan to consolidate and streamline manufacturing operations should improve operating results over long- term

43 Continued Positive Outlook for FY 14 Segment Normalized Operating Profit Range FY 13 YTD Results FY 13 Forecast FY 14 Forecast Hog Production $10-15 per head $(6) per head $(5) +/- per head Below normalized, but improved from FY 13 Fresh Pork $3-7 per head $6 per head Normalized Normalized Packaged Meats $0.12-0.17 per pound $0.17 per pound High end of normalized w/ 2-3% volume growth High end of normalized w/ low single digit volume growth International $50-125 million $100.4 million High end of normalized High end of normalized

V. Strategic Growth Plan

45 I Focus on Organic Growth Potential Pursue Diversified M&A Strategy in Packaged Meats and Value-Added Products II The Strategic Pillars of Our Plan I Continued higher investment in direct to consumer marketing programs to build brand equity and grow sales Establish a culture of innovation to build a strong product pipeline to drive Packaged Meats volume and margin Emphasize Hog Production assets as a strategic point of difference Increased capital investment to improve competitive cost structure and achieve least cost / best in class operations 2 3 4 5  Invest in business  Margin enhancement  Top-line growth  Margin enhancement

46 Continued Investment in Consumer Marketing and Innovation  Expanding partnership with Richard Petty Motorsports to include primary sponsorship of the legendary No. 43 Ford in 25 events during the 2013 NASCAR Sprint Cup Series season  Eckrich, Farmland, Gwaltney and Smithfield brands will all participate as primary sponsors throughout the year  Engages fans and customers with unique marketing initiatives that introduce them to our brands and products  Underscores strategy to activate brands with consumer-focused marketing Richard Petty Motorsports NASCAR Partnership Smithfield Innovation Center  New 37,000 square foot R&D facility houses Innovation Center and Pilot Plant  Three specialized state-of-the-art kitchens  Dedicated product cutting room  Multimedia technologies throughout  USDA inspected pilot plant simulates full-scale manufacturing processes  Co-development of prototypes with key customers  Quick product modifications for speed to market 1

47 Capitalize on Innovation Platforms  Packaging differentiation highlighting quality and convenience  Packaging technology establishing new features and benefits Packaging Health and Wellness Convenience Taste Pork Consumer Solutions  Meeting consumer demand for better-for-you foods  Lower in sodium, lean protein, natural ingredients  Providing consumers convenient time-saving solutions  Delivering quality and taste in ready-to-heat/ready-to-eat formats  The most important consumer driver in any food category  Bringing new taste experiences to consumers  Bringing flavor, value, and convenience to the Fresh Pork category Key Focus Areas for Product Innovation 2

48

2 Capitalize on Innovation Platforms (Cont'd)

Examples

Packaging Platform

Portion Pack
Perforated portion packs provide consumers Smithfield bacon in two easy peel pouches, maintaining product freshness and reducing waste


Smithfield

Cook-in-Bag
Self-venting cook-in-the-bag technology increases the convenience of meal preparation, enhances the end result, and reduces clean-up messiness and time



Re-sealable
Re-sealable, gas-flushed, shingle packaging delivers Deli quality and freshness in a ready-to-go format



Health and Wellness Platform

Sodium Replacement
All-natural sodium replacer provides the function and taste of salt without the nutritional implications of high sodium levels


Pepperoni

All Natural Antibiotic Free
All natural and minimally processed Spiral Sliced Ham, uncured and made with no added hormones or steroids, free of antibiotics



Convenience Platform

Grab and Go
Convenient on-the-go packaging provides meal and snack solutions any time, any place


NACHOS

Ready-to-Heat / Ready-to-Eat
Right-sized portions in a variety of cuts, pre-cooked and ready to heat and eat in minutes



Versatility
Convenient solutions for customizing the meal via a pre-cooked, heat-and-eat format



Taste Platform

Bacon Flavor Trend
Real bacon combined with quality deli meat for a totally new taste experience



New Flavor Twists
Sweet and indulgent flavors like Pecan Praline and Caramel Apple for new and unique tastes for holiday or any day meals



Bold Flavors
Bold and spicy taste combined with the smoky deliciousness of smoked sausage



Pork Consumer Solutions

Marinades and Flavors
Minimally processed pre-marinated pork tenderloins, filets and sirloins deliver quality, variety, and convenience



Recipe Enhancers
Specialty ham cuts (diced, julienned, cubed) provide flavor to omelets, salads, and recipes



Cooking Aids
All natural, trans fat free and less saturated fat than butter, seasoned and "recipe ready" for the home cook


RECIPE READY

Smithfield

49 Branding Our Farms 3

50 Invest to Create Margin Improvement Potential  Plans to upgrade facilities to improve competitive cost structure and achieve least cost / best-in-class operations  Projected $300-350 million annual capex on go-forward basis  Capex increases more heavily weighted to packaged meats to drive margin improvement  Incremental capital also being allocated to convert remainder of hog farms to group housing  We believe that these investments will allow us to grow Packaged Meats volume by 2% – 3% every year and, over the next several years, expand normalized operating margins into the high single digits and beyond 4 Construction at a Smithfield Farm in Waverly, Virginia as part of an effort to convert gestation stall to group housing

51 Pursue Selective M&A Opportunities  Smithfield recently announced it has agreed to a 50% investment in Kansas City Sausage Company’s (“KCSC”) sow slaughtering and sausage manufacturing  Combines KCSC’s low-cost, efficient operations and high-quality products such as breakfast and dinner sausages with Smithfield core brands to gain margin and provide new product offering to existing Smithfield customers  Vertically integrate Smithfield’s cull sows with KCSC’s slaughter, increasing volume and lowering costs  Recently secured a significant private labeling relationship with Wal-Mart to supply meatballs on a national scale  Synergies available in corrugated, film, insurance, spices, freight and distribution Case Study: Kansas City Sausage Company  The external plan consists of a disciplined and opportunistic approach to acquiring branded and value- added companies  Invest in Packaged Meats and value-added acquisition targets that can be easily integrated into our existing business  We will use cash generated from our existing business and our strong balance sheet to finance these acquisitions, while maintaining the sound fiscal policies put in place over the past several years M&A Strategy 5